Eaton Vance VT Floating-Rate Income Fund Eaton Vance VT Worldwide Health Sciences Fund Supplement to Prospectus dated May 1, 2006

1. The following replaces the table under “Fund Fees and Expenses” of “VT Floating-Rate Income Fund”:

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.575%
Distribution Fees	0.250%
Shareholder Servicing Fees	0.250%
Other Expenses	0.195%
Total Annual Fund Operating Expenses	1.270%

2. The following replaces the table under “Fund Fees and Expenses” of “VT Worldwide Health Sciences Fund”:

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.90%
Distribution Fees	0.25%
Shareholder Servicing Fees	0.25%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.72%

3. The following replaces the last three lines of the eleventh paragraph of "Management and Organization":

Eaton Vance serves as administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

4. The following is added to "Purchasing and Redeeming Shares":

Shareholder Servicing Fees. The Trust, on behalf of each of its series has adopted a Shareholder Servicing Plan (“Servicing
Plan”) for shares of each Fund. The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders including Variable Contact owners or plan participants with interests in a
Fund. Under the Servicing Plan, a Fund makes payments at an annual rate of 0.25% of the Fund’s average daily net assets attributable to its shares.

5. The following replaces "Distribution and Service Fees" under “Purchasing and Redeeming Shares”:

Distribution Fees. Each Fund has in effect a plan under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”). Each Fund pays distribution fees equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives the distribution fees payable for those shares.
Thereafter insurance companies receive fees based on the value of shares held by such companies. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The insurance companies through which investors hold shares of a
Fund may also pay fees to third parties in connection with the sale of Variable Contracts and for services provided to
Variable Contract owners. A Fund, the investment adviser or the principal underwriter are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

January 3, 2007

Eaton Vance VT Floating-Rate Income Fund Eaton Vance VT Worldwide Health Sciences Fund Supplement to Statement of Additional Information dated May 1, 2006

1. The following replaces the first sentence of “Administrative Services” under “Investment Advisory and Administrative Services”:

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to each Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund’s affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

2. The following is added to “Purchasing and Redeeming Shares”:

Shareholder Servicing Plan.

Shares of each Fund are further subject to a shareholder servicing fee payable to Service Organizations for providing services to shareholders pursuant to the Shareholder Servicing Plan adopted for shares of a Fund which shall not exceed 0.25% (on an annual basis) of the average daily net asset value of a Fund’s shares held by customers of such Service Organizations.

January 3, 2007